UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Freshworks Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

FRESHWORKS INC.

2022 Annual Meeting

Location: The Meeting will be held in virtual format only, live via the Internet. Please visit www.virtualshareholder.com/FRSH2022 to attend and be sure to have the control number (indicated below) available.

Vote by June 1, 2022
11:59 PM Eastern Time

freshworks

FRESHWORKS INC.
2950 SOUTH DELAWARE ST, SUITE 201
SAN MATEO, CALIFORNIA 94403

D72449-P69378

You invested in FRESHWORKS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy of the voting material(s).

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 2, 2022
9:00 AM Pacific Time

Vote Virtually at the Meeting:
To vote during the Meeting go to www.virtualshareholdermeeting.com/FRSH2022. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Internet:
To vote now by internet, go to www.ProxyVote.com. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication contains only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
Election of Class I Directors 1. To elect the three nominees for Class I directors, each to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. **Nominees:** 01) Johanna Flower 02) Randy Gottfried 03) Barry Padgett	For
2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
NOTE: In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D72450-P69378